                                                                EXHIBIT 10(nnnn)


ASSIGNMENT AND ASSUMPTION OF LEASES

     THIS ASSIGNMENT AND ASSUMPTION OF LEASES (hereinafter referred to as this "Agreement"), made and entered into as of the 8th day of July, 1998, by and between MADISON PLAZA VENTURE, an Illinois general partnership (hereinafter referred to as "Partnership"), COLE TAYLOR BANK, as Trustee under Trust Agreement dates September 10, 1980 and known as Trust No. 40649 ("Trustee")(Partnership and Trustee herein together called "Seller") and OVERSEAS PARTNERS (MADISON PLAZA) LLC, an Illinois limited liability company (hereinafter referred to as "Purchaser".

WITNESSETH:

     WHEREAS, Trustee is the legal title owner and Partnership is the beneficial owner of certain improved real property (hereinafter referred to as the "Property") located in the City of Chicago, County of Cook, State of Illinois, as more particularly described in Exhibit "A" attached hereto and by this reference made a part hereof; and

     WHEREAS, Trustee has on even date conveyed the Property to Purchaser, and in connection therewith Seller wishes hereby to transfer and assign to Purchaser all of Seller's right, title and interest in and to certain leases related to the Property as more particularly described below.

     NOW THEREFORE, in consideration of the sum of Ten dollars ($10.00) and other good and valuable consideration, in hand paid by Purchaser to Seller, the receipt and sufficiency of which are hereby acknowledged, Seller and purchaser hereby covenant and agree as follows:

     1. Assignment and Assumption. Seller hereby transfers and assigns to Purchaser all of Seller's right, title and interest in and to the lease, rental and occupancy agreements (hereinafter referred to collectively as the "Leases") described in "Exhibit B" attached hereto and by this reference made a part hereof. Purchaser hereby assumes Seller's obligations and liabilities accruing on or after the date of this Agreement under the Leases. Further, Purchaser hereby agrees to indemnify Seller and hold Seller harmless from any claims, loss, damage, liability, cost or expense (including, without limitation, reasonable attorney's fees) which Seller shall hereafter incur or have asserted against it with regard to said obligations and liabilities assumed by Purchaser in connection with the Leases.

     2. Seller's Indemnity. Seller hereby agrees to indemnify Purchaser and hold Purchaser harmless from any claims, loss, damage, liability, cost or expense (including without limitation, reasonable attorney's fees) which Purchaser shall hereafter incur or have asserted against it in connection with obligations and liabilities under the Leases accruing prior to the date of this Agreement.

     3. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Purchaser and Seller and their respective heirs, legal representatives, successors and assigns.

     4. Counterparts. This Agreement may be executed in counterparts, and all such executed counterparts shall constitute the same agreement.

     5. Trustee Exculpation. This Agreement is executed by COLE TAYLOR BANK, not personally, but as Trustee as aforesaid, in the exercise of power and authority conferred upon and vested in it as Trustee, and under the express direction of the beneficiaries of the said Trust. It is expressly understood and agreed that nothing herein shall be construed as creating any liability whatsoever against said Trustee personally; and in particular, without limiting the generality of the foregoing, there shall be no personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, herein contained, or to keep, preserve, or sequester any property of said Trust, and that all personal liability of said Trustee of every sort, if any, is hereby expressly waived by said Tenant, and by every person now or hereafter claiming any right or security hereunder; and that so far as the said Trustee is concerned, the owner of any indebted ness or liability accruing hereunder, shall look solely to the assets of said Trust and the proceed thereof for the payment thereof.

     IN WITNESS WHEREOF, Seller and Purchaser have executed this Agreement as of the date first above written.


                                    SELLER:
                              MADISON PLAZA VENTURE, an Illinois general partnership

                              By:  MW Associates, an Illinois general
                              partnership, its Managing Venturer

                              By:   The Equitable Life Assurance Society of the
                              United States, its Managing Venturer

                                              By:  \s\ Michael Lunder
                                              Name:  Michael Lunder
                                              Title:  Investment Officer

                              COLE TAYLOR BANK, as Trustee as aforesaid

                              By: ??????????
                              Name:
                              Title:


                              PURCHASER
                         OVERSEAS PARTNERS (MADISON PLAZA) LLC,
                         an Illinois limited liability company

                              By: Overseas Partners (Madison Plaza), Inc., a Delaware corporation, its sole member

                              By:
                              Name:
                              Title:

                              COLE TAYLOR BANK, as Trustee as aforesaid

                              By:
                              Name:
                              Title:


                              PURCHASER:

                         OVERSEAS PARTNERS (MADISON PLAZA) LLC,
                         an Illinois limited liability company

                              By: Overseas Partners (Madison Plaza), Inc., a Delaware corporation, its sole member

                              By:     /s/  Bruce M. Barone
                              Name:   Bruce M. Barone
                              Title:  President, CEO

                                   EXHIBIT A

                         LEGAL DESCRIPTION OF THE LAND

THE EAST 1/2 OF LOT 6 AND ALL OF LOTS 7 AND 8 (ALL TAKEN AS A TRACT) EXCEPTING FROM SAID TRACT THAT PART TAKEN FOR WIDENING OF MADISON STREET IN BLOCK 54 IN ORIGINAL TOWN OF CHICAGO IN SECTION 9, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS

                                   EXHIBIT B

                                    LEASES

                                (SEE ATTACHED)

                         MADISON PLAZA LEASE FILE AUDIT

                                                                                                         27-Jun-98
                                                                                                          10:08 AM
-----------------------------------------------------------------------------------------------------------------------
SUITE                   TENANT                                       DOCUMENT                   DOCUMENT DATE
-----------------------------------------------------------------------------------------------------------------------
2800            3077 W. Jefferson Corp.                          Lease Agreement                August 4, 1993
-----------------------------------------------------------------------------------------------------------------------
1835            Accuword International of Illinois, Inc.         Lease Agreement                March 2, 1992
                                                                 First Amendment                December 10, 1993
                                                                 Termination Agreement          March 19, 1998
-----------------------------------------------------------------------------------------------------------------------
220             Acculingua of Illinois, Inc.                     Lease Agreement                March 19, 1998
-----------------------------------------------------------------------------------------------------------------------
230             Accuworld, LLC                                   Lease Agreement                March 19, 1998
-----------------------------------------------------------------------------------------------------------------------
520             Addeco Employment Services, Inc.                 Lease Agreement                May 29, 1997
-----------------------------------------------------------------------------------------------------------------------
2400 & 2500     Baird & Warner, Inc.                             Lease Agreement                July 25, 1984
                                                                 Lease Amendment                Undated
                                                                 Settlement Agreement           July 20, 1994
                                                                 Second Amendment               July 20, 1994
-----------------------------------------------------------------------------------------------------------------------
3510            Baker, Fentress & Company                        Lease Agreement                July 1, 1983
                                                                 Lease Amendment                July 1, 1983
                                                                 First Amendment                July 25, 1989
                                                                 Second Amendment               October, 1991
                                                                 Third Amendment                September 5, 1995
-----------------------------------------------------------------------------------------------------------------------
2610            Barnes & Thornburg                               Lease Agreement                August 31, 1994
                                                                 First Amendment                May 23, 1995
                                                                 Second Amendment               June 9, 1995
                                                                 Third Amendment                January 22, 1996
                                                                 Fourth Amendment               October 25, 1996
                                                                 Fifth Amendment                January 15, 1997
                                                                 Sixth Amendment                September 8, 1997
                                                                 Seventh Amendment              October 14, 1997
-----------------------------------------------------------------------------------------------------------------------
1020            Bear Stearns & Co., Inc.                         Lease Agreement                December 12, 1997
                                                                 First Amendment                February 27, 1998
-----------------------------------------------------------------------------------------------------------------------
2670            Benefits Communication Corporation               Lease Agreement                March 2, 1995
                                                                 First Amendment                December 18, 1995
-----------------------------------------------------------------------------------------------------------------------
2040            Birndorf & Birndorf, P.C.                        Lease Agreement                May 30, 1995
-----------------------------------------------------------------------------------------------------------------------
460             Bradley University                               Lease Agreement                July 18, 1995
-----------------------------------------------------------------------------------------------------------------------
1910            James Brown & Associates, Ltd.                   Lease Agreement                February 18, 1993
                James Brown & Associates, Ltd.                   Storage Agreement              July 6, 1995
-----------------------------------------------------------------------------------------------------------------------
3540            Donald Brenner/dba The Brenner Group             Lease Agreement                July 1, 1993
-----------------------------------------------------------------------------------------------------------------------

                         MADISON PLAZA LEASE FILE AUDIT

                                                                                                         27-Jun-98
                                                                                                          10:08 AM
-----------------------------------------------------------------------------------------------------------------------
SUITE                      TENANT                                    DOCUMENT                   DOCUMENT DATE
-----------------------------------------------------------------------------------------------------------------------
                                                                 Letter Agreement               June 11, 1998
2300            Canadian Imperial Bank of Commerce               Lease Agreement                September 14, 1984
                                                                 First Amendment                September 14, 1984
                                                                 Second Amendment               May, 1990
                                                                 Third Amendment                February 2, 1995
1950            Canmann Chaiken Rosenblum Vandenberg & Smith     Lease Agreement                October 20, 1992
2010            The Carson Group, Inc.                           Lease Agreement                August 5, 1997
                                                                 First Amendment                January 29, 1998
2175            Cernek, Thomas P. & Cernek, Jeffrey T.           Lease Agreement                March 26, 1996
3440            Centura Software Corporation                     Lease Agreement                July 15, 1996
                                                                 First Amendment                August 1, 1996
2000            Chicago Capital, Inc                             Lease Agreement                September 1, 1995
                                                                 Parking Agreement              January 24, 1996
3660            Thomas R. Cirignani & Associates                 Lease Agreement                June 9, 1994
                                                                 Parking Agreement              October 9, 1996
716             Column financial, Inc.                           Lease Agreement                July 9, 1997
2180            Corporate Real Estate Solutions, Inc.            Lease Agreement                July 16, 1996
470             CPC Electrical Supply Company                    Lease Agreement                September 1, 1996
                                                                 First Amendment                September 1, 1997
600             Dearborn Partners, LLC                           Lease Agreement                June 10, 1997
3550            Decision Quest, Inc.                             Lease Agreement                December 15, 1995
1700            Donaldson Lufkin & Jenrette, Inc.                License/Indemnification        June 22, 1992
                                                                 Agreement
                                                                 Lease Agreement                December 29, 1992
                                                                 First Amendment                June 7, 1996
                                                                 Parking Agreement              November 1, 1993
                                                                 Parking Agreement              February 1, 1996
                                                                 Storage Agreement (6)          December 4, 1996
                                                                 Parking Agreement              October 24, 1996
                                                                 Second Amendment               March 30, 1998
1010            DLJ Long Term Investment Corporation             Lease Agreement                August 8, 1997
2850            Fact Finders, Inc/dba Loggans & Cox              Lease Agreement                May 28, 1993
                                                                 First Amendment                July 1, 1993
                                                                 Second Amendment               April 27, 1994

                         MADISON PLAZA LEASE FILE AUDIT

                                                                                                         27-Jun-98
                                                                                                          10:08 AM

SUITE               TENANT                                       DOCUMENT                      DOCUMENT DATE
3500          Ferguson Partners LLP                          Lease Agreement                   September 9, 1994
                                                             Storage Agreement                 April 15, 1997
2100          FMC Corporation                                Lease Agreement                   March 3, 1995
              FMC Corporation                                Parking Agreement                 May 1, 1995
472           Richard L. Gerber                              Lease Agreement                   December 20, 1993
2250          The Grabscheid Group, Ltd.                     Lease Agreement                   January 28, 1992
                                                             First Amendment                   February 1, 1997
                                                             Second Amendment                  January 27, 1997
                                                             Parking Agreement                 March 19, 1993
900, 1100     The Hartford Fire Insurance Company            Lease Agreement                   February 2, 1984
                                                             Letter                            February 15, 1984
                                                             Letter                            June 19, 1984
                                                             Letter                            June 27, 1984
                                                             Expansion Amendment               February 15, 1985
                                                             Letter                            April 29, 1985
                                                             Second Amendment                  February 13, 1987
                                                             Third Amendment                   June 18, 1987
              The Hartford Fire Insurance Company            Fourth Amendment                  November 9, 1987
                                                             Fifth Amendment                   January 21, 1991
                                                             Sixth Amendment                   March 19, 1992
                                                             Parking Agreement                 April 30, 1987
                                                             Letter                            February 22, 1993
                                                             Letter                            June 15, 1994
                                                             Letter                            June 20, 1995
                                                             Amendment to 6/20/95 Letter       Undated
2450          The Hunter Group, Inc.                         Lease Agreement                   March 19, 1997
Floors 39-44  Hyatt Corporation                              Lease Agreement                   August 4, 1983
                                                             First Amendment                   August 4, 1983
                                                             Sign Amendment                    January 22, 1985
3000                                                         Expansion Amendment               May 25, 1988
                                                             Letter Agreement                  February 11, 1998
2900                                                         Second Expansion Amendment        October, 1998
2700                                                         Third Expansion Amendment         May 20, 1998

                         MADISON PLAZA LEASE FILE AUDIT

                                                                                                         27-Jun-98
                                                                                                          10:08 AM

SUITE                       TENANT                                     DOCUMENT                   DOCUMENT DATE
510           Innovative Network Solutions Corp.                   Lease Agreement                June 1, 1996
                                                                   Parking Agreement              January 2, 1996
Lobby         Karad Drug Company, Inc.                             Lease Agreement                March 27, 1997
1970          Kelley, Drye, & Warren                               Lease Agreement                February 28, 1995
                                                                   First Amendment                April 24, 1998
475           Lisa A. Kotrba/DBA Lisa Kotrba & Assoc. Ltd.         Lease Agreement                February 27, 1996
490           Lake Shore Asset Management                          Lease Agreement                January 17, 1997
2200          Lazard Freres & Co.                                  Lease Agreement                March 31, 1993
              Lazard Freres & Co.                                  First Amendment                March 28, 1997
                                                                   Second Amendment               August 20, 1997
                                                                   Assignment of Parking          February 20, 1998
2780          LSV Asset Management                                 Lease Agreement                January 1, 2698
2120          Law Offices of Kurt D. Lloyd                         Lease Agreement                November 11, 1996
Lobby         Madison Group                                        Lease Agreement                June 13, 1984
              d/b/a Lloyd's Restaurant                             Lease Amendment                June 13, 1984
                                                                   Second Amendment               April 1, 1993
760           Mantiss Information Group                            Lease Agreement                January 29, 1998
1860          Metropolitan Fiber Systems of Chicago, Inc.          Lease Agreement                January 15, 1992
                                                                   First Amendment                January 1, 1997
410           Mercantile Capital Markets                           Lease Agreement                April 3, 1996
                                                                   First Amendment                December 18, 1996
                                                                   Second Amendment               December 12, 1997
2420          MG Metals Corp.                                      Lease Agreement                July 17, 1992
                                                                   First Amendment                November 1, 1995
3630          Midwest Mortgage Management Co.                      Lease Agreement                May 31, 1996
                                                                   First Amendment                May 20, 1997
2050          Miglin-Beitler Management Corp.                      Lease Agreement                December 28, 1987
                                                                   First Amendment                February 28, 1991
                                                                   Second Amendment               July 1, 1994
2700          Moran & Company                                      Lease Agreement                September 13, 1985
                                                                   First Amendment                September 13, 1985
                                                                   Second Amendment               July 27, 1990
                                                                   Third Amendment                June 12, 1992

                         MADISON PLAZA LEASE FILE AUDIT

                                                                                                         27-Jun-98
                                                                                                          10:08 AM

SUITE                        TENANT                             DOCUMENT                     DOCUMENT DATE
                                                           Parking Agreement                 January 7, 1993
14-16             National Futures Association             Lease Agreement                   August 30, 1982
                                                           First Amendment                   August 30, 1982
                                                           Option Amendment                  July 25, 1983
                                                           Second Option Amendment           June 27, 1984
                                                           Second Amendment                  May 6, 1991
                                                           Third Amendment                   May 31, 1996
2805              O'Brien-Frietzberg, Inc.                 Lease Agreement                   May 6, 1993
                                                           Storage Agreement                 September 9, 1993
                                                           First Amendment                   January 5, 1996
                                                           Second Amendment                  January 31, 1997
1300              Office of Thrift Supervision             Lease Agreement                   March 29, 1995
                                                           First Amendment                   March 30, 1998
630               Pacific Advisory Services, Inc.          Lease Agreement                   February 22, 1994
420               Price & Associates, Inc.                 Lease Agreement                   December 8, 1995
                  Pritzker & Pritzker                      Lease Agreement                   January 27, 1982
                                                           Lease Amendment                   January 27, 1982
Floors 37 & 38                                             Lease Assignment                  July 31, 1986
                                                           Letter Agreement                  November 1986
                                                           Agreement                         November 17, 1988
2240                                                       Second Amendment                  March 20, 1998
                                                           Third Amendment                   February 1, 1993
                                                           Fourth Amendment                  April 8, 1994
36th                                                       Fifth Amendment                   August 1, 1994
2240                                                       Sixth Amendment                   December 19, 1995
34th                                                       Seventh Amendment                 March 20, 1996
Floors 34, 37, 38                                          Eighth Amendment                  September 16, 1996
3700                                                       Ninth Amendment                   February 28, 1997
Floors 34 - 37                                             Tenth Amendment                   March 14, 1997
36th                                                       Eleventh Amendment                April 30, 1997
                                                           Parking Agreement                 July 16, 1997
36th                                                       Twelfth Amendment                 September 5, 1997
36th                                                       Thirteenth Amendment              October 28, 1997

                         MADISON PLAZA LEASE FILE AUDIT

                                                                                                         27-Jun-98
                                                                                                          10:08 AM

SUITE                          TENANT                              DOCUMENT                    DOCUMENT DATE
                                                                Parking Agreement              March 1, 1995
                                                                Parking Assignment             February 20, 1998
400               Professional Market Brokerage, Inc.            Lease Agreement                January 15, 1997
1940              Project Management Associates, Inc.           Lease Agreement                September 12, 1995
                                                                First Amendment                May 29, 1998
2810              Protocol International, Inc.                  Lease Agreement                June 5, 1997
300               Publishers Credit Services, Inc.              Lease Agreement                March 30, 1998
505               RBZ/dba Levin & Greenfield                    Lease Agreement                February 15, 1996
3450              Renaissance Capital Group, Inc.               Lease Agreement                July 11, 1995
500               Risch Darlington Associates, Inc.             Lease Agreement                April 30, 1994
                                                                Amendment                      May 13, 1997
3660              River West Consultants                        Lease Agreement                September 24, 1993
                                                                Lease Amendment                September 2, 1997
770               Robbins & Associates                          Lease Agreement                May 23, 1994
                                                                First Amendment                September 24, 1996
                                                                Second Amendment               November 15, 1996
685               Robbins & Robins, Ltd.                        Lease Agreement                November 24, 1992
450               Rub, Peter M.                                 Lease Agreement                April 26, 1996
3640              Ryan Beck & Co.                               Lease Agreement                May 5, 1997
1900              SCA  Consulting                               Lease Agreement                August 31, 1996
2150              SLP Infoware                                  Lease Agreement                October 28, 1996
                                                                First Amendment                November 1, 1996
1975              Sato Travel                                   Lease Agreement                February 1, 1995
                                                                Parking Agreement              December 29, 1995
                  Shared Technology Fairchild Telecom           Lease Agreement                September 1, 1996
2110              Smith Hanley Associates                       Lease Agreement                June 6, 1996
2600              Sprint Communications Co., LLP                Lease Agreement                August 20, 1984
                                                                Lease Amendment                August 20, 1984
                                                                Second Amendment               September 27, 1989
                                                                Third Amendment                February 1, 1994
2260              Sullivan, Cotter & Associates, Inc.           Lease Agreement                March 13, 1992
                                                                First Amendment                May 1, 1994
                                                                Second Amendment               February 28, 1997

                         MADISON PLAZA LEASE FILE AUDIT

                                                                                                         27-Jun-98
                                                                                                          10:08 AM

SUITE                      TENANT                                  DOCUMENT                 DOCUMENT DATE
31-34             Towers Perrin, Inc.                           Lease Agreement             August 30, 1994
                                                                Letter Agreement            September 27, 1996
                                                                First Amendment             October 1, 1996
                                                                Second Amendment            January 6, 1997
                                                                Third Amendment             September 29, 1997
                                                                Fourth Amendment            June 1998
590               Trust Consultants, Inc.                       Lease Agreement             October 24, 1997
440               Turner, Phillip A.                            Lease Agreement             March 1, 1996
Lobby             United Airlines, Inc.                         Lease Agreement             November 1, 1996
620               Urlaub, Bowen & Associates, Inc.              Lease Agreement             August 13, 1992
200               Vela Insurance Services, Inc.                 Lease Agreement             June 24, 1996
                                                                Parking Agreement           July 9, 1996
2210              Verio Midwest, Inc.                           Lease Agreement             September 30, 1997
480               Wong & Knowles, C.P.A., P.C.                  Lease Agreement             February 23, 1996
7                 Zell Partners, Ltd.                           Lease Agreement             August 12, 1996